Exhibit 1.1
                                 1,000,000 Units

                              AARICA HOLDINGS, INC.

              Each Unit Consisting of One Share of Common Stock and
                  One Redeemable Common Stock Purchase Warrant


                                                                 _________, 2001


                             UNDERWRITING AGREEMENT


RUSHMORE SECURITIES CORPORATION
     As Representative of the Several Underwriters
One Galleria Tower, Suite 300
13355 Noel Road
Dallas, Texas 75240


Dear Sirs:


         Aarica Holdings, Inc., a Texas corporation (the "Company"), proposes to sell to you and the other underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom Rushmore Securities Corporation is acting as managing underwriter and representative (the "Representative"), in the respective amounts set forth opposite each Underwriter's name in Schedule I hereto, an aggregate of 1,000,000 units (the "Units"), each consisting of one share of the Company's Common Stock, $0.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the "Warrants"). The Units, together with (a) the shares of Common Stock and Warrants comprising the Units and (b) the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to as the "Underwritten Securities". Certain selling shareholders propose to grant to the Underwriters the Underwriters' Option (described in Section 3(b) hereof) to purchase up to an aggregate of 150,000 additional Units solely to cover over-allotments in the sale of the Underwritten Securities (such additional Units, together with (a) the shares of Common Stock and Warrants comprising such additional Units and (b) the shares of Common Stock issuable upon exercise of the Warrants, are collectively referred to herein as the "Option Securities"). The Company also proposes to issue to the Representative the Representative's Warrants to purchase up to an aggregate of 100,000 additional Units (individually, the Representative's Warrants and such additional Units, together with (a) the shares of Common Stock and Warrants comprising such additional Units and (b) the shares of Common Stock issuable upon exercise of such Warrants, are collectively referred to herein as the "Representative's Securities"). The Representative's Warrants shall be issued pursuant to the Representative's Warrant Agreement in the form of Exhibit A attached hereto and shall be exercisable, in whole or in part, for a period of four years commencing one year from the date of the Prospectus, at 120% of the initial public offering price of the Units. The Underwritten Securities, the Option Securities and the Representatives' Securities are collectively referred to herein as the "Securities."


         The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement (as defined below) and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) below with respect to the offering of the Securities, and any preliminary prospectus included in the Registration Statement on the Effective Date that omits Rule 430A Information (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the most recent Preliminary Prospectus which predates or coincides with the Execution Time. "Prospectus" shall mean the final prospectus with respect to the offering of the Securities that contains the Rule 430A Information. "Registration Statement" shall mean (a) the registration statement referred to in Section 1(a) below, including Exhibits and Financial Statements, in the form in which it has or shall become effective, (b) in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 4(a) hereof) or any settlement date pursuant to Section 4(b) hereof, such registration statement as so amended on such date, and (c) in the event of the filing of any abbreviated registration statement increasing the size of the offering (a "Rule 462 Registration Statement"), pursuant to Rule 462(b) (as defined below), which registration statement became effective upon filing the Rule 462 Registration Statement. Such term shall include Rule 430A Information (as defined below) deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 462(b)" and "Rule 430A" refer to such rules promulgated under the Securities Act of 1933, as amended (the "Act"). "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

1.       1.       Representations and Warranties of the Company.

         The  Company   represents  and  warrants  to,  and  agrees  with,  each
         Underwriter that:

                  (a) The  Company  meets the  requirements  for the use of Form
         SB-2 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a related preliminary prospectus ("Preliminary Prospectus"), on Form SB-2 (Commission File No. 333-43794) (the "Registration Statement") for the registration of the Securities under the Act. The Company may have filed one or more amendments thereto, including related Preliminary Prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either prior to effectiveness of such Registration Statement, a further amendment thereto (including the form of Prospectus) or, after effectiveness of such Registration Statement, a Prospectus in accordance with Rules 430A and 424(b)(1) or (4). As filed, such amendment and form of Prospectus, or such Prospectus, shall include all Rule 430A Information and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you in writing, prior to the Execution Time, will be included or made therein.

                  (b) The Preliminary Prospectus at the time of filing thereof, conformed in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If the Effective Date is prior to or simultaneous with the Execution Time, (i) on the Effective Date, the

         Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) at the Execution Time, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state a material fact required to be stated therein or necessary in order to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Date is subsequent to the Execution Time, on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither of such documents will contain any untrue statement of any material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplements thereto) based upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

                  (c) The Company does not own or control, directly or indirectly, any shares of capital stock or equity interests in any corporation, partnership, association or other entity, except as set forth in the Prospectus.

                  (d) The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which each company is chartered or organized, with full corporate power and corporate authority to own their respective properties and conduct their respective businesses as described in the Prospectus, and the Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which each company conducts its respective business or owns property and in which the failure, individually or in the aggregate, to be so qualified would have a material adverse effect on the properties, assets, operations, business, condition (financial or otherwise) or prospects of the Company ("Material Adverse Effect"). The Company and each of its subsidiaries has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all government regulatory officials and bodies, to own their respective properties and conduct their respective businesses as described in the Prospectus except where the absence of any such authorization, approval, order, license, certificate or permit would not have a Material Adverse Effect.

                  (e) The Company does not own any shares of capital stock or any other securities of any corporation or any equity interest in any firm, partnership, association or other entity other than as described in the Registration Statement.

                  (f) The Company's equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all outstanding shares of Common Stock (including, without limitation, the shares of Common Stock underlying (i) the Units to be sold by the Company hereunder, (ii) the Warrants, and (iii) the Representative's Warrants) have been duly and validly authorized and issued and are fully paid and nonassessable, and the certificates therefor are in valid and sufficient form; there are, and, on the Effective Date, the Closing Date (and any settlement date pursuant to Section 4(b) hereof), there will be, no other classes of stock outstanding except Common Stock; all outstanding options to purchase shares of Common Stock have been duly and validly authorized and issued; except as described in the Registration Statement, there are, and, on the Closing Date (and any settlement date pursuant to Section 4(b) hereof), there will be, no options, warrants or rights to acquire, or debt instruments convertible into or exchangeable for, or other agreements or understandings to which the Company is a party, outstanding or in existence, entitling any person to purchase or otherwise acquire shares of capital stock of the Company; the issuance and sale of the Securities have been duly and validly authorized and, when issued and delivered and paid for, the Securities will be fully paid and nonassessable and free from preemptive rights, and will conform in all respects to the description thereof contained in the Prospectus; the Representative's Warrants will, when issued, constitute valid and binding obligations of the Company enforceable in accordance with their terms and the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise thereunder; the Securities will, when issued, possess the rights, privileges and characteristics as described in the Prospectus; and the certificates for the Securities are in valid and sufficient form. Each offer and sale of securities of the Company referred to in
         Item 26 of Part II of the Registration Statement was effected in compliance with the Act and the rules and regulations thereunder.

                  (g) The Securities (other than the Representative's Warrants) have been approved for listing on the Boston Stock Exchange ("BSE"), upon official notice of issuance.

                  (h) Other than as described in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit or proceeding before any court or governmental agency, authority or body, domestic or foreign, or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement or the Prospectus. There is no contract or other document of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit that is not described or filed as required.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights of indemnity and contribution hereunder may be limited by public policy and except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  (j) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Securities in the manner provided in this Agreement. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

                  (k) Neither the offering, issuance and sale of the Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof, will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien on any properties of the Company or an acceleration of indebtedness pursuant to, the Articles of Incorporation or Bylaws of the Company, as currently in effect, or any of the terms of any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or any law, order, judgment, decree, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over the Company. The Company is not in violation of its Articles of Incorporation or Bylaws, as currently in effect, or, except as described in the Prospectus, in breach of or default under any of the terms of any indenture or other agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                  (l) Except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock in consequence of the issue and sale of the Securities, nor does any person have preemptive rights, or rights of first refusal or other rights to purchase any of the Securities. Except as referred to in the Prospectus, no person holds a right to require or participate in a registration under the Act of Common Stock, Preferred Stock or any other equity securities of the Company.

                  (m) The Company has not (i) taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities (other than those actions permitted by applicable law) or (ii) effected any sales of shares of securities that are required to be disclosed in response to Item 26 of Part II of the Registration Statement (other than transactions disclosed in the Registration Statement or the Prospectus).

                  (n) No consent, approval, authorization or order of, or declaration or filing with, any court or governmental agency or body is required to be obtained or filed by or on behalf of the Company in connection with the transactions contemplated herein, except such as may have been obtained or made for registration of the Securities under the Act, and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                  (o)  The   accountants   who  have   certified  the  Financial
         Statements filed or to be filed with the Commission as part of the Registration Statement are independent accountants as required by the Act.

                  (p) No stop order preventing or suspending the use of any Preliminary Prospectus has been issued, and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no stop order suspending the sale of the Securities in any jurisdiction has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, threatened or are contemplated; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with.

                  (q) The Company has not sustained,  since January 1, 2000, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there have not been any changes in the capital stock or long-term debt of the Company, or any material adverse change, or a development known to the Company that could reasonably be expected to cause or result in a material adverse change, in the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company, otherwise than as set forth in the Prospectus. Except as set forth in the Prospectus, there exists no present condition or state of facts or circumstances known to the Company involving its customers which the Company can now reasonably foresee would have a Material Adverse Effect or which would result in a termination or cancellation of any agreement with any customer whose purchases, individually or in the aggregate, are material to the business of the Company, or which would result in any material decrease in sales to any such customer or purchases from any supplier, or which would prevent the Company from conducting its business as described in the Prospectus in essentially the same manner in which it has heretofore been conducted.

                  (r) The  Financial  Statements  and the  related  notes of the
         Company, included in the Registration Statement and the Prospectus present fairly the consolidated financial position, consolidated results of operations, consolidated cash flow and consolidated changes in shareholders' equity of the Company at the dates and for the periods indicated, subject in the case of the Financial Statements for interim periods, to normal and recurring year-end adjustments. The unaudited pro forma combined condensed statements of the Company present fairly the consolidated financial position and the consolidated results of operations at the dates and for the periods indicated. Such Financial Statements and the unaudited pro forma combined financial information of the Company were prepared in conformity with the Commission's rules and regulations and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                  (s) The  Company  owns or  possesses,  or has the right to use pursuant to licenses, sublicenses, agreements, permissions or otherwise, adequate patents, copyrights, trade names, trademarks, service marks, licenses and other intellectual property rights necessary to carry on its business as described in the Prospectus, and, except as set forth in the Prospectus, the Company has not received any notice of either (i) default under any of the foregoing or (ii) infringement of or conflict with asserted rights of others with respect to, or challenge to the validity of, any of the foregoing which, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and the Company knows of no fact which could reasonably be anticipated to serve as the basis for any such notice.

                  (t) Subject to such exceptions as are not likely to result in a Material Adverse Effect, (A) the Company owns all properties and assets described in the Registration Statement and the Prospectus as being owned by it and (B) the Company has good title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances and restrictions, except as otherwise disclosed in the Prospectus and except for (i) liens for taxes not yet due, (ii) mortgages and liens securing debt reflected on the Financial Statements included in the Prospectus, (iii) materialmen's, workmen's, vendor's and other similar liens incurred in the ordinary course of business that are not delinquent, individually or in the aggregate, and do not have a Material Adverse Effect on the value of such properties or assets of the Company, or on the use of such properties or assets by the Company, in its respective business, and (iv) any other liens that, individually or in the aggregate, are not likely to result in a Material Adverse Effect. All leases to which the Company is a party and which are material to the conduct of the business of the Company are valid and binding and no material default by the Company has occurred and is continuing thereunder; and the Company enjoys peaceful and undisturbed possession under all such material leases to which it is a party as lessee.

                  (u) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company. The system of internal accounting controls maintained by the Company is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (v) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, in each case, which are likely to result in a Material Adverse Effect, and there has not been any payment of or declaration to pay any dividends or any other distribution with respect to the shares of the capital stock of the Company.

                  (w) The Company is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, employment and employment practices, immigration, terms and conditions of employment, health and safety of workers, customs and wages and hours, and is not engaged in any unfair labor practice. No property of the Company has been seized by any governmental agency or authority as a result of any violation by the Company or any independent contractor of the Company of any provisions of law. There is no pending unfair labor practice complaint or charge filed with any governmental agency against the Company. There is no labor strike, material dispute, slow down or work stoppage actually pending or, to the best knowledge of the Company, threatened against or affecting the Company; no grievance or arbitration arising out of or under any collective bargaining agreements is pending against the Company; no collective bargaining agreement which is binding on the Company restricts the Company from relocating or closing any of its operations; and none of the Company has experienced any work stoppage or other labor dispute at any time.

                  (x) Except as set forth below in this paragraph, the Company has accurately, properly and timely (giving effect to any valid extensions of time) filed all federal, state, local and foreign tax returns (including all schedules thereto) that are required to be filed, and has paid all taxes and assessments shown thereon. Any and all tax deficiencies asserted or assessed against the Company by the Internal Revenue Service ("IRS") or any other foreign or domestic taxing authority have been paid or finally settled with no remaining amounts owed. Neither the IRS nor any other foreign or domestic taxing authority has examined any tax returns of the Company nor has the IRS or any foreign or domestic taxing authority asserted a position which conflicts with any tax position taken by the Company. The charges, accruals and reserves shown in the Financial Statements included in the Prospectus in respect of taxes for all fiscal periods to date are adequate, and nothing has occurred subsequent to the date of such Financial Statements that makes such charges, accruals or reserves inadequate. The Company is not aware of any proposal (whether oral or written) by any taxing authority to adjust any tax return filed by the Company.

                  (y) With such exceptions as are not likely to result in a Material Adverse Effect, the Company is in compliance with all federal, state, foreign and local laws and regulations relating to pollution or protection of human health or the environment ("Environmental Laws"), there are no circumstances that may prevent or interfere with such compliance other than as set forth in the Prospectus, and the Company has not received any notice or other communication alleging a currently pending violation of any Environmental Laws. With such exceptions as are not likely to result in a Material Adverse Effect, other than as set forth in the Prospectus, there are no past or present actions, activities, circumstances, conditions, events or incidents including, without limitation, the release, emission, discharge or disposal of any chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products, that may result in the imposition of liability on the Company or any claim against the Company or, to the Company's best knowledge, against any person or entity whose liability for any claim the Company has or may have assumed either contractually or by operation of law, and the Company has not received any notice or other communication concerning any such claim against the Company or such person or entity.

                  (z) Except as set forth in the Prospectus, there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of its affiliates, or any of its officers or directors, or any of the members of the families of any of them, which are required to be disclosed in the Registration Statement or the Prospectus.

                  (aa) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (bb) Except as set forth in the Prospectus, the Company has insurance of the types and in the amounts that it reasonably believes is adequate for its business including, but not limited to, casualty and general liability insurance covering all real and personal property owned or leased by the Company, as applicable, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

                  (cc) The Company has not at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or (iii) violated, nor is it in violation of, any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (dd) The preparation and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                  (ee) All documents delivered or to be delivered by the Company or any of its directors or officers to the Underwriters, the Commission or any state securities law administrator in connection with the issuance and sale of the Securities were, on the dates on which they were delivered, and will be, on the dates on which they are to be delivered, true, complete and correct in all material respects.

                  (ff) Except as described in the Prospectus, the Company does not maintain, nor does any other person maintain on behalf of the Company, any retirement, pension (whether deferred or non-deferred, defined contribution or defined benefit) or money purchase plan or trust. There are no unfunded liabilities of the Company with respect to any such plans or trusts that are not accrued or otherwise reserved for on the Financial Statements.

                  (gg) Any certificates signed by an officer of the Company and delivered to the Representative or the Underwriters or to counsel for the Underwriters shall also be deemed a representation and warranty of the Company to the Underwriters as to the matters covered thereby. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 7(b) will also be furnished to the Representative and counsel for the Underwriters and shall be deemed to be additional representations and warranties by the Company to the Underwriters as to the matters covered thereby.

                  (hh) The Company has obtained and delivered to the Representative the written agreements, substantially in the form attached hereto as Exhibit B, of the principal shareholders of the Company restricting dispositions of equity securities of the Company.

                  (ii) The Company is in compliance with the Foreign Corrupt Practices Act, as amended, in all material respects.

2.       Representations,  Warranties and Covenants of the Selling Shareholders.

         Each of the Selling Shareholders jointly and severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                  (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

                  (b) The sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                  (c) Such Selling Shareholder has good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of such Shares and payment thereof pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters;

                  (d) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

                  (e) To the extent that any statements or omissions made in the
         Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform, in all material respects, to the requirements of the Act, and the rules and regulations of the

         Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (f) Certificates in negotiable form representing all of the Shares to be sold by each Selling Shareholder have been placed in custody under a Custody Agreement, in the form furnished to you, duly executed and delivered by such Selling Shareholder to Maurice J. Bates, as custodian ( the "Custodian"), and that each Selling Shareholder has duly executed and delivered a Power of Attorney, in the form furnished to you, appointing ____________ and ____________, such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact"), with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

                  In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you, prior to or at the First Time of Delivery (as hereinafter defined), a properly completed and executed United States Treasury Department Form W-9 (or Form W-8 if applicable, or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  Each of the Selling Shareholders specifically agrees, jointly and severally, that the Shares represented by the certificate held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees, severally and not jointly, that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them shall have received notice of such death, incapacity, termination, dissolution or other event.

3.       Purchase and Sale.

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to the Underwriters an aggregate of 1,000,000 Units. Each of the Underwriters agrees, severally and not jointly, to purchase from the Company the number of Units set forth opposite its name in
         Schedule I hereto. The purchase price to be paid by the several Underwriters to the Company shall be $_______ per Unit. No value shall be attributable to the Warrants.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Carol Kolozs and Continental Capital and Equity Corporation (the "Selling Shareholders") hereby grant an option (the "Underwriters' Option") to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 150,000 Units (____ Units and ____ Units, respectively), at the same purchase price per Unit for use solely in covering any over-allotments made by the Representative for the account of the Underwriters in the sale and distribution of the Underwritten Securities. The Underwriters' Option may be exercised in whole or in part at any time on or before the 45th day after the Effective Date upon written or telegraphic notice by the Representative to the Selling Shareholders setting forth the number of Units which the several Underwriters elect to purchase pursuant to the Underwriters' Option. Delivery of certificates for such Option Securities by the Selling Shareholders and payment therefor to the Selling Shareholders shall be made as provided in Section 4 hereof. The number of Units purchased by each Underwriter pursuant to the Underwriters' Option shall be determined by multiplying the number of Units to be sold by the Selling Shareholders pursuant to the
         Underwriters' Option, as exercised, by a fraction, the numerator of which is the number of Units to be purchased by such Underwriter as set forth opposite its name in Schedule I and the denominator of which is the total number of Units to be purchased by all of the Underwriters as set forth on Schedule I (subject to such adjustments to eliminate any fractional Unit purchases as the Representative in its discretion may make).

4.       Delivery and Payment.

                  (a) If the  Underwriters'  Option  described  in Section  3(b)
         hereof is exercised on or before the third business day prior to the Closing Date (as defined below), delivery of the certificates for the Shares described in Sections 3(a) and 32(b) hereof shall be made by the Company through the facilities of the Depository Trust Company ("DTC"), and payment therefor, shall be made at the office of the Representative at 9:00 a.m. Dallas, Texas, time, on ____________, ____ or such later date (but not later than ____________, ____) as the Representative shall designate, which date and time may be postponed by agreement among the Representative and the Company or as provided in Section 10 hereof (such date, time of delivery and payment for such Securities being herein called the ("Closing Date"). Delivery of the certificates for such Securities to be purchased on the Closing Date shall be made as provided in the preceding sentence for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the aggregate purchase price of such Securities being sold by the Company, to or upon the order of the Company, by wire transfer. Certificates for such Securities shall be registered in such names and in such denominations as the Representative may request not less than one full business day in advance of the Closing Date. The Company agrees to have the certificates for the Securities to be purchased on the Closing Date available at the office of the DTC, not later than 9:00 a.m. Dallas, Texas, time, at least one business day prior to the Closing Date.

                  (b) If the Underwriters' Option is exercised after the third business day prior to the Closing Date, (i) delivery of the certificates for the Shares described in Section 3(a) hereof and payment therefor will be governed by the provisions of Section 4(a) hereof and (ii) the Selling Shareholders will deliver (at the expense of the Selling Shareholders) on the date specified by the Representative (which shall not be less than one nor more than five business days after exercise of the Underwriters' Option), certificates for the Shares described in Section 3(b) hereof in such names and denominations as the Representative shall have requested against payment at the office of the Representative of the purchase price therefor, to or upon the order of the Selling Shareholders, by wire transfer. If settlement for such Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for such Securities, and the obligation of the Underwriters to purchase such Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof. The Company agrees to have the certificates for the Securities to be purchased after the Closing Date available at the office of the DTC not later than 9:00 a.m. Dallas, Texas, time at least one business day prior to the settlement date.

5.       Offering by Underwriters.

         It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

6.       Agreements.

         The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the Execution Time, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule
         424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement shall have become effective, (ii) when any post-effective amendment thereto shall have become effective, (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or the Prospectus or for any additional information with respect thereto, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the receipt by the Company of any notification with respect to the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus without the prior consent of the Representative. The Company will prepare and file with the Commission, promptly upon your request, any amendment to the
         Registration Statement or supplement to the Prospectus that you reasonably determine to be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

                   (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or, if it otherwise shall be necessary to supplement the Prospectus to comply with the Act or the rules or regulations thereunder, the Company will promptly prepare and file with the Commission, subject to Section 6(a) hereof, a supplement that will correct such statement or omission or a supplement that will effect such compliance.

                  (c) As soon as practicable (but not later than eighteen months after the effective date of the Registration Statement), the Company will make generally available to its security holders and to the Representative an earnings statement or statements (which need not be audited) of the Company covering a period of at least twelve months after the Effective Date (but in no event commencing later than 120 days after such date), which will satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                  (d) The Company will furnish to each of you and counsel for the Underwriters, without charge, one signed copy of the Registration Statement and any amendments thereto (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement and any amendments thereto (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and each Preliminary Prospectus and any supplements thereto as the Representative may reasonably request.

                  (e) The Company will take all actions necessary for the registration or qualification of the Securities for sale under the laws of such jurisdictions within the United States and its territories as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the offering, provided that the Company shall not be required to qualify as a foreign corporation or to consent to service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities). Without limiting the foregoing, the Company will use its best efforts to register or qualify the shares of Common Stock underlying the Warrants in any jurisdiction where the registered holders of 5% or more of such Warrants reside, and will use its best efforts to keep such registrations or qualifications in effect during the term of the Warrants.

                  (f) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (g) The Company will (i) cause the Securities (other than the Representative's Warrants) to be listed or quoted on the BSE and (ii) comply with all registration, filing and reporting requirements of the Exchange Act and the BSE which may from time to time be applicable to the Company.

                  (h) During the five-year period commencing on the date hereof, the Company will furnish to its shareholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of earnings and will furnish to you and, upon request, to the other Underwriters hereunder
         (i) concurrent with furnishing such quarterly reports to its shareholders, statements of income and other information of the Company for such quarter in the form furnished to the Company's shareholders;
         (ii) concurrent with furnishing such annual reports to its shareholders, a balance sheet of the Company as at the end of such fiscal year, together with statements of income and surplus and of cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of its independent certified public accountants; (iii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD, the BSE or any other securities exchange on which any of the Company's securities may be listed; (iv) every press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company; and (v) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

                  (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Securities.

                  (j) The Company will not, for a period of one (1) year following the Effective Date, without the prior written consent of the Representative, offer, sell, contract to sell, or otherwise dispose of, any shares of Common Stock, or any options, rights or warrants to purchase shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, except for (i) sales of Securities as contemplated by this Agreement, and (ii) sales of Common Stock upon the exercise of Warrants or options issued pursuant to the Company's employee stock option plan described in the Prospectus.

                  (k) The Company has reserved and shall continue to reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Representative's Warrants.

                  (l) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.


                  (m) For the five year period from the date of the Prospectus, the Company will nominate for election as a director a person designated by the Representative or, at the Representative's option, to designate a person to attend meetings of the board of directors, who shall be entitled to attend all meetings of the Board of Directors and receive all correspondence and communications sent by the Company to the members of the Board of Directors. If Robert A. Shuey, III, a principal of Rushmore Securities Corporation, is designated as a member of the board of directors, he will receive an annual retainer of $5,000 and $1,000 per meeting attended, $1,000 for chairing a committee of the board of directors, and $500 for each committee meeting attended.


                  (n) The Company shall solicit the exercise of the Warrants solely through the Representatives, at the Representative's election, and the Company shall pay to the Representatives the compensation set forth in Section 8 hereof for such services.

7.       Conditions to the Obligations of the Underwriters.

         The obligations of the Underwriters to purchase the Securities described in Sections 3(a) and 3(b) hereof shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and (in the case of any Securities delivered after the Closing Date) any settlement date pursuant to Section 4(b) hereof, (ii) the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof,
         (iii) the performance by the Company of its obligations hereunder, and (iv) the following additional conditions:

                  (a) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective) not later than 5:00 p.m. Eastern Standard Time, on the execution date hereof or at such later date and time as the Representative may approve in writing and, at the Closing Date (and any settlement date pursuant to Section 4(b) hereof), no stop order suspending the effectiveness of the Registration Statement or any qualification in any jurisdiction shall have been issued and no proceedings for that purpose shall have been initiated or, to the best knowledge of the Company, threatened by the Commission.

                  (b) The Company shall have furnished to the Representative the opinion of Maurice J. Bates, L.L.C., counsel for the Company, addressed to the Underwriters and dated the Closing Date (and any settlement date pursuant to Section 4(b) hereof), or other evidence satisfactory to the Representative to the effect that:

                           (i) The  Registration  Statement has become effective
                  under the Act; any required filing of the Prospectus or any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any qualification in any jurisdiction has been issued and no proceedings for that purpose have been instituted or threatened; any request from the Commission for additional information has been complied with; the Registration Statement and the Prospectus (and any supplements thereto) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder (except that such counsel need express no opinion with respect to the Financial Statements and schedules included in the Registration Statement and Prospectus).

                            (ii) The Company  does not own or control,  directly
                  or indirectly, any shares of capital stock or equity interests in any corporation, partnership, association or other entity, except as set forth in the Prospectus.

                           (iii) The Company has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it conducts its business or owns property and in which the failure, individually or in the aggregate, to be so qualified would have a Material Adverse Effect. The Company has all necessary and material authorizations, approvals, orders, licenses, certificates and permits of and from all government regulatory officials and bodies, to own its properties and conduct its business as described in the Prospectus, except where failure to obtain such authorizations, approvals, orders, licenses, certificates or permits would not have a Material Adverse Effect.

                           (iv)   The   Company   has   an   authorized    share
                  capitalization as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable and the certificates therefor are in valid and sufficient form in accordance with applicable state law; there are no other classes of stock outstanding except Common Stock; all outstanding options to purchase shares of Common Stock have been duly and validly authorized and issued; except as described in the Prospectus, there are no options, warrants or rights to acquire, or debt instruments convertible into or exchangeable for, or other agreements or understandings to which the Company is a party, outstanding or in existence, entitling any person to purchase or otherwise acquire any shares of capital stock of the Company; the issuance and sale of the Securities have been duly and validly authorized and, when issued and delivered and paid for, the Securities will be fully paid and nonassessable and free from preemptive rights, and will conform in all respects to the description thereof contained in the Prospectus; the Warrants and the Representative's Warrants constitute valid and binding obligations of the Company enforceable in accordance with their terms and the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise thereof; the Warrants and the Representative's Warrants possess the rights, privileges and characteristics as represented in the forms filed as exhibits to the Registration Statement and as described in the Prospectus; the Securities (other than the Representative's Warrants) have been approved for listing or quotation on the BSE, upon notice of issuance thereof; the certificates for the Securities are in valid and sufficient form. Each offer and sale of securities of the Company described in Item 26 of Part II of the Registration Statement was effected in compliance with the Act and the rules and regulations thereunder.

                           (v) Other than as described in the Prospectus,  there
                  is no pending or, to the best knowledge of such counsel after reasonable investigation, threatened action, suit or proceeding before any court or governmental agency, authority or body, domestic or foreign, or any arbitrator involving the Company of a character required to be disclosed in the
                  Registration Statement or the Prospectus that is not adequately disclosed in the Prospectus, and, to the best knowledge of such counsel, there is no contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                           (vi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement and obligation of the Company enforceable against it in accordance with its terms (subject to standard bankruptcy and equitable remedy exceptions, and limitations under the Act as to the enforceability of indemnification provisions).

                           (vii) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Securities in the manner provided in this Agreement; and the Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

                           (viii) Neither the offering, issue and sale of the Securities nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof, will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien on any properties of the Company, or an acceleration of indebtedness pursuant to the Articles of Incorporation (or other charter document) or Bylaws of the Company, or any of the terms of any indenture or other agreement or instrument to which the Company is a party or by which its properties are bound, or any law, order, judgment, decree, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over the Company. The Company is not in violation of its Articles of Incorporation or Bylaws or, to the best knowledge of such counsel after reasonable investigation, in breach of or default under any of the terms of any indenture or other agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                           (ix) Except as disclosed in the Prospectus, no person
                  has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock in consequence of the issue and sale of the Securities to be sold by the Company hereunder nor does any person have preemptive rights, or rights of first refusal or other rights to purchase any of the Securities. Except as referred to in the Prospectus, no person holds a right to require or participate in a registration under the Act of Common Stock or any other equity securities of the Company.

                           (x) No consent, approval,  authorization or order of,
                  or declaration or filing with, any court or governmental agency or body is required to be obtained or filed by, or on behalf of, the Company in connection with the transactions contemplated herein, except such as may have been obtained or made and registration of the Securities under the Act, and such as may be required under the Blue Sky laws of any jurisdiction.

                           (xi) To the  best  knowledge  of such  counsel  after
                  reasonable investigation, the Company is not in violation of or default under any judgment, ruling, decree or order or any statute, rule or regulation of any court or other United States governmental agency or body, including any applicable laws respecting employment, immigration and wages and hours, in each case, where such violation or default could have a Material Adverse Effect. The Company is not involved in any labor dispute, nor, to the best knowledge of such counsel, is any labor dispute threatened.

                           (xii) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                           (xiii) The preparation and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                           (xiv) Except as disclosed in the Prospectus, the Company owns or possesses, or has the right to use pursuant to, licenses, sublicenses, agreements, permissions or otherwise, adequate patents, copyrights, trade names, trademarks, service marks, licenses and other intellectual property rights necessary to carry on its business as described in the Prospectus, and, except as set forth in the Prospectus, neither such counsel nor, to the knowledge of such counsel, the Company has received any notice of either (i) default under any of the foregoing or (ii) infringement of or conflict with asserted rights of others with respect to, or challenge to the validity of, any of the foregoing which, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and counsel knows of no facts which could reasonably be anticipated to serve as the basis for any such notice.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (i) and (v) above), on the basis of the foregoing and on such counsel's participation in the preparation of the Registration Statement and the Prospectus, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement, at the Effective Date and at the Closing Date (and any settlement date pursuant to Section 4(b) hereof), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of such Prospectus or at the Closing Date (or any settlement date pursuant to Section 4(b) hereof), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the Financial Statements and schedules and other financial or statistical data derived therefrom included in the Registration Statement or Prospectus). References to the Prospectus in this Section 7(b) shall include any supplements thereto.

                  (c) Maurice J. Bates, counsel to the Selling Shareholders, as indicated in Schedule II hereto, shall have furnished to you their written opinion with respect to each of such selling Shareholders, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) A Power of Attorney and a Custody  Agreement have
                  been duly authorized, executed and delivered by each such Selling Shareholder and constitute valid and binding agreement of such Selling Shareholder in accordance with their terms;

                           (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated with not (a) conflict with the laws of the State of Tennessee or Mississippi of the federal laws of the United States by which such Selling Shareholder is bound, or (b) result in a breach or violation of any order, rule or regulation known to such counsel of any court or governmental agency or body which, to such counsel's knowledge has jurisdiction over such Selling Shareholder or the Stock of such Selling Shareholder;

                           (iii) To the  best of such  counsel's  knowledge,  no
                  consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters; and

                           (iv)Title to such Shares, free of all adverse claims,
                  has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such adverse claim within the meaning of the Uniform Commercial Code.


                  (d) The Representative shall have received from Kirkpatrick & Lockhart LLP, counsel for the Underwriters, an opinion dated the Closing Date (and any settlement date pursuant to Section 4(b) hereof), with respect to the issuance and sale of the Securities, and with respect to the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.


                  (e) The Company shall have furnished to the Representative a certificate of the Company, signed by its Chief Executive Officer and its Chief Financial Officer, dated the Closing Date (and any settlement date pursuant to Section 4(b) hereof), to the effect that each has carefully examined the Registration Statement, the Prospectus (and any supplements thereto) and this Agreement, and, after due inquiry, that:

                           (i) As of the Closing Date (and any  settlement  date
                  pursuant to Section 4(b) hereof), the statements made in the Registration Statement and the Prospectus are true and correct and the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (ii) No order  suspending  the  effectiveness  of the
                  Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction is in effect and no proceeding for such purpose is pending before or, to the knowledge of such officers,
                  threatened   or   contemplated   by  the   Commission  or  the
                  authorities  of any such  jurisdiction;  and any  request  for additional information with respect to the Registration Statement or the Prospectus on the part of the staff of the Commission or any such authorities brought to the attention of such officers has been complied with to the satisfaction of the staff of the Commission or such authorities.

                           (iii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company, except as set forth in or contemplated by the Registration Statement and the Prospectus,
                  (y) there has not been any material adverse change in the general affairs, business, prospects, properties, management, results of operations or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business, in each case, other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (z) the Company has not sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.

                           (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material litigation instituted against the Company, any of its respective officers or directors, or, to the best knowledge of such officers, any affiliate or promoter of the Company, and since such dates there has been no proceeding instituted or, to the best knowledge of such officers, threatened against the Company, any of its officers or directors, or, to the best knowledge of such officers, any affiliate or promoter of the Company, before any federal, state or county court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which could have a Material Adverse Effect.

                  (v) Each of the representations and warranties of the Company in this Agreement is true and correct in all material respects on and as of the Execution Time and the Closing Date (and any settlement date pursuant to Section 4(b) hereof) with the same effect as if made on and as of the Closing Date (and any settlement date pursuant to Section 4(b) hereof).

                           (vi) Each of the covenants required in this Agreement
                  to be performed by the Company on or prior to the Closing Date (and any settlement date pursuant to Section 4(b) hereof) has been duly, timely and fully performed, and each condition required herein to be complied with by the Company on or prior to the Closing Date (and any settlement date pursuant to Section 4(b) hereof) has been duly, timely and fully complied with.

                  (f) At the Execution Time and on the Closing Date (and any settlement date pursuant to Section 4(b) hereof), Arthur Andersen shall have furnished to the Representative letters, dated as of such dates, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder and stating in effect that:

                           (i) In their opinion, the audited Financial Statements of the Company for the fiscal years ended December 31, 1998 and 1999, and the notes to the Financial Statements and Financial Statement schedules for those periods included in the Registration Statement and the Prospectus, comply in all material respects with generally accepted accounting principles and the applicable accounting requirements of the Act and the applicable rules and regulations thereunder.

                           (ii)  On  the  basis  of  a  reading  of  the  latest
                  unaudited Financial Statements made available by the Company, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the shareholders, directors and committees of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company, nothing came to their attention that caused them to believe that: (i) the unaudited Financial Statements of the Company for the three (3) months ended March 31, 2000], and the notes to the Financial Statements and the Financial Statement Schedules for the period then ended included in the Registration Statement and Prospectus do not comply in all material respects with generally accepted accounting principles or the applicable accounting requirements of the Act and the applicable rules and regulations thereunder; and
                  (ii) with respect to the period subsequent to March 31, 2000, at a specified date not more than five business days prior to the date of the letter, there were any changes in the long-term debt or capital stock of the Company or its subsidiaries, or decreases in net current assets, net assets or stockholders' equity of the Company as compared with the amounts shown on the March 31, 2000 balance sheets included in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement discloses have occurred or may occur and except for changes or decreases, set forth in such letter, in which case (A) the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative and (B) such changes or decreases and the explanation thereof shall be acceptable to the Representative, in its sole discretion.

                           (iii) They have  performed  certain  other  specified
                  procedures as a result of which they determined that all information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and specified by you prior to the Execution Time, agrees with the accounting records of the Company.

                  References to the Prospectus in this Section 7(e) shall include any supplements thereto.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any changes or decreases from that specified in the letters referred to in Section 7(e) hereof or (ii) any change, or any development involving a prospective change, in or affecting the properties, assets, results of operations, business, capitalization, net worth, prospects, general affairs or condition (financial or otherwise) of the Company, the effect of which is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

                  (h) On or prior to the Effective Date, the Securities (other than the Representative's Warrants) shall have been approved for listing on the BSE, subject to official notice of issuance.

                  (i) The Company shall not have sustained any uninsured substantial loss as a result of fire, flood, accident or other calamity.

                  (j) The Company shall have furnished to the Representative a certificate of the Secretary of the Company certifying as to certain information and other matters as the Representative may reasonably request.

                  (k) The Company  shall have  furnished  to the  Representative
         such   further   information,   certificates   and   documents  as  the
         Representative may reasonably request.

                  (l) The Company shall have entered into lock-up agreements with Carol Kolozs, John J. Stitz, James Schnorf, Patrick L.M. Williams and Robert E. Schmidt, Jr. providing that for a period of one (1) year after the Effective Date, without the prior written consent of the Representative, they will not sell, contract to sell, or otherwise dispose of any shares of Common Stock, any options or warrants to purchase Common Stock, or any securities convertible into, exercisable for or exchangeable for shares of Common Stock with the exception of 200,000 shares of Common Stock issued in connection with a bridge financing in the amount of $500,000, which are subject only to a six
         (6) month lock-up period.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled in any respect when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date (or any settlement date, pursuant to Section 4(b) hereof), by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone, facsimile or telegraph confirmed in writing.

8. Fees and Expenses and Representative's Warrants. The Company and the Selling Shareholders agree to pay or cause to be paid and issue the following:

                  (a) the fees, disbursements and expenses of its own counsel and counsel for the Company and the Selling Shareholders and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Prospectus, and any drafts thereof, and amendments and supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers;

                  (b) all expenses in connection with the qualification of the Securities for offering under state securities laws, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky memorandum;

                  (c) all filing and other fees in connection with filing with the NASD, and complying with applicable review requirements thereof;

     (d) the cost of preparing and printing certificates for the Securities;

                  (e) all expenses, taxes, fees and commissions, including, without limitation, any and all fixed transfer duties sellers' and buyers' stamp taxes or duties on the purchase and sale of the Securities and stock exchange brokerage and transaction levies with respect to the purchase and, if applicable, the sale of the Securities (the latter to the extent paid and not reimbursed) (i) incident to the sale and delivery by the Company of the Securities to the Underwriters and (ii) incident to the sale and delivery of the Securities by the Underwriters to the initial purchasers thereof;

                  (f) the costs and charges of any transfer agent and registrar;

                  (g) the fees and  expenses in  connection  with  qualification of the Securities (other than the Representative's Warrants) for listing on the BSE;

                  (h) a nonaccountable expense allowance of 2.0% of the proceeds of the offering (including the Option Securities described in Section 3(b) hereof) payable to the Representative; and

                  (i) a solicitation fee to the Representatives equal to 5.0% of the aggregate proceeds received by the Company as a result of the solicitation of the exercise of the Warrants, provided that no solicitation fee shall be payable (i) within one year after the date of the Prospectus, (ii) if the market price of the Common Stock is lower than the exercise price of the Warrants, (iii) if the Warrants are held in a discretionary account at the time of the exercise, unless prior written approval of the exercise of such Warrants is received from the beneficial owner of the Warrants, or (iv) unless the beneficial owner of the Warrants states in writing that the exercise was solicited by the Representatives and designates, in writing, the Representative to receive the solicitation fee with respect to the exercise of such Warrants;

                  (j) all other costs and expenses  incident to the  performance
         of  the  Company's   obligations  hereunder  which  are  not  otherwise
         specifically provided for in this Section 8.

                  Without limiting in any respect the foregoing obligations of the Company, which obligations shall survive any termination of this Agreement, if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof to be performed or complied with by the Company other than by reason of a default by any of the Underwriters, the Company agrees to reimburse the Underwriters, upon demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities to the extent the amounts paid pursuant to Section 8(h) hereof are insufficient therefor.

9.       Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in
         (i) Section 1 of this Agreement, the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or (ii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in the Registration Statement or Prospectus; provided further, that with respect to any untrue statement or omission, or any alleged untrue statement or omission, made in any Preliminary Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling any such Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Securities concerned to the extent that such untrue statement or omission, or alleged untrue statement or omission, has been corrected in the Prospectus and the failure to deliver the Prospectus was not a result of the Company's failure to comply with its obligations under Section 6(d) hereof. The indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless the settlement or compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding, satisfactory in form and substance to the Representative.

                  (b) Each of the Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein and (ii) in no event shall the liability of any Selling Shareholder under this subsection
         (b) exceed the total gross proceeds from the sale of Shares by such Selling Shareholder hereunder.

                  (c) Each  Underwriter  severally  agrees to indemnify and hold harmless the Company, each of its directors, each of the Company's officers who signs the Registration Statement, and each person who controls the Company, within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Selling Shareholders by or on behalf of such Underwriter through the Representative specifically for use in the Registration Statement or Prospectus. The Company and the Selling Shareholders acknowledge that the corporate names of the Underwriters, the stabilization legend on page 2 and the information under the heading "Underwriting" in the Prospectus and in any Preliminary Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters. The obligations of each Underwriter under this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) Promptly after receipt by an indemnified  party under this
         Section 9 of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. All such expenses shall be paid by the indemnifying party as incurred by an indemnified party. Any such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, or (ii) the indemnifying party shall have failed promptly after notice by such indemnified party to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the indemnified party in any such action, suit or proceeding, or (iii) the named parties in any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, which firm shall be designated in writing to the indemnifying party). Any such fees and expenses payable by the indemnifying party shall be paid to or on behalf of the indemnified party entitled thereto as incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 9(a) or 9b) is applicable in accordance with its terms but is for any reason held by a court to be unavailable from the indemnifying party on grounds of policy or otherwise, the Company and the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and the Selling Shareholders and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible in the aggregate for that portion represented by the total underwriting compensation in respect of the Securities bears to the public offering price appearing thereon and the Company and the Selling Shareholders is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the total underwriting compensation applicable to the Securities to be purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section

         11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9 each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (ii) of this Section9(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this
         Section 9(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise.

10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Underwritten Securities set forth opposite their names in Schedule I hereto bears to the aggregate number of Underwritten Securities set forth opposite the names of all the remaining Underwriters) the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that if the aggregate number of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Underwritten Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of such Underwritten Securities, and if such non-defaulting Underwriters do not purchase all of such Underwritten Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company except as otherwise provided in Section 8. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven
     (7) days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any non-defaulting Underwriter for damages occasioned by its default hereunder.

11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (a) a suspension or material limitation in trading in securities generally on the New York or American Stock Exchange or the Nasdaq National Market System shall have occurred, (b) a banking moratorium shall have been declared by federal or New York state authorities, (c) the United States shall have engaged in hostilities which shall have resulted in the declaration, on or after the date hereof, of a national emergency or war, or (d) a change in national or international political, financial or economic conditions or national or international equity markets or currency exchange rates shall have occurred, if the effect of any such event specified above is so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, its officers and the Underwriters set forth in, referred to in, or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities until all applicable statutes of limitation have expired. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered, telegraphed or sent by facsimile transmission and confirmed:
         to the Representative at:


                  Rushmore Securities Corporation
                  One Galleria Tower, Suite 300
                  13355 Noel Road
                  Dallas, Texas 75240
                  Attention: Robert A. Shuey, III
                  Facsimile No. (972) 301-8835


         to the Company at:

                  Aarica Holdings, Inc.
                  1000 Winderley Place, Suite 124
                  Maitland, Florida 32751
                  Attention:  Carol Kolozs, President
                  Facsimile No. (407) 838-0562


         with copy to:
                  Maurice J. Bates, Esq.
                  Maurice J. Bates, L.L.C.
                  One Galleria Tower, Suite 300
                  13355 Noel Road
                  Dallas, Texas 75240
                  Facsimile No. (972) 308-8841


14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereon and hereon were on the same instrument.

16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas. Venue will lie in the federal or state courts of Dallas County, Texas.




                  [Remainder of page intentionally left blank.]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

AARICA HOLDINGS, INC.



By:
   ------
      Carol Kolozs, President

63845_2/43190.00003


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


RUSHMORE SECURITIES CORPORATION




By:
   --------------------------------------------------
      Robert A. Shuey, III

For itself and the other several Underwriters in Schedule I to the foregoing Agreement.

63845_2/43190.00003
                                   SCHEDULE I



                                  Underwriters                  Number of Units
                                                                to be Purchased

Rushmore Securities Corporation
Capital West Securities






                                                                     ---------
                                                  Total              1,000,000

                            FORM OF LOCK-UP AGREEMENT

RUSHMORE SECURITIES CORPORATION
     As Representative of the Several Underwriters
One Galleria Tower, Suite 300
13355 Noel Road
Dallas, Texas 75240


Ladies and Gentlemen:

         The undersigned understands that you, as the Representative of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Aarica Holdings, Inc., a Texas corporation (the "Company"), providing for the initial public offering (the "Offering") by the Underwriters, of 1,000,000 Units, each consisting of one share of Common Stock of the Company, $0.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the "Warrants"), pursuant to the Company's Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

         In consideration of the Underwriters' Agreement to purchase the Units, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that during the period beginning on the date of this letter and ending one (1) year (the "Lock-Up Period") after the date of the final prospectus relating to the offer and sale of the Units, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant any option for the sale of, pledge, or otherwise dispose of (individually, a "Disposition") any Common Stock, or securities exercisable, convertible, or exchangeable for or into Common Stock (collectively, the "Securities"), that the undersigned now owns or will own in the future (beneficially or of record), except (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this Lock-Up Agreement, or (ii) with the prior written consent of the Representative. The foregoing restriction is expressly agreed to preclude the holder of Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

                                   Sincerely,
Date: _________________, 2001


                                         By:      ________________________